UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

NiSource Inc.

(Exact name of registrant as specified in its charter)

DE	001-16189	35-2108964
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, IN	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	NYSE
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	NYSE
Series A Corporate Units	NIMC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2023, NiSource Inc. (the “Company”) issued a press release announcing, among other things that, pursuant to the terms of its Series A Corporate Units, originally issued on April 19, 2021, it intends to voluntarily delist its Series A Corporate Units from the New York Stock Exchange (“NYSE”).

The Company currently anticipates a Form 25 will be filed with the Securities and Exchange Commission relating to the delisting on December 1, 2023, and that the delisting of its securities will become effective on December 1, 2023. The Company does not expect that the delisting will have any adverse effects on the continued listing of the Company’s Common Stock and the Company will remain subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.

On December 1, 2023, the Company issued a press release announcing, among other things, the settlement rate of the purchase contracts that form part of its Series A Corporate Units, originally issued on April 19, 2021 as part of the Company’s equity units.

A copy of the press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The information included in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are for informational purposes only and do not constitute an offer to sell the Mandatory Convertible Preferred Stock.

The information set forth in and incorporated by reference into this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Announcing the Settlement Rate for the Purchase Contract Component of its 2021 Equity Units Offering, dated December 1, 2023, issued by NiSource Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: December 1, 2023	By:	/s/ Shawn Anderson
Shawn Anderson
Executive Vice President and Chief Financial Officer